SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Under Rule 14a-12

                       RYDEX CAPITAL PARTNERS SPHINX FUND
                (Name of Registrant as Specified In Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1) Title of each class of securities to which transaction applies:

        2)       Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        4)       Proposed maximum aggregate value of transaction:

        5)       Total fee paid:

[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:

        2) Form, Schedule or Registration Statement No.:

        3) Filing Party:

        4) Date Filed:

                       RYDEX CAPITAL PARTNERS SPHINX FUND

                         9601 BLACKWELL ROAD, SUITE 500,
                            ROCKVILLE, MARYLAND 20850


Dear Shareholder:

I am writing to all shareholders of the Rydex Capital Partners SPhinX Fund (the "Fund") to inform you of an upcoming special meeting of shareholders to be held on September 20, 2005 (the "Special Meeting"). If you are a shareholder of record of the Fund as of the close of business on July 15, 2005, you are entitled to vote at the Special Meeting, and any adjournment of the Special Meeting. Enclosed, for your reference and use, is a Notice, Proxy Statement and proxy card for the Special Meeting.

At the Special Meeting, you will be asked to approve the election of nine nominees to the Board of Trustees of the Rydex Capital Partners SPhinX Fund (the "Proposal"). The Nominating Committee and the Board of Trustees of the Fund (each member is referred to as a "Trustee" and collectively referred to as the "Board") previously considered and unanimously approved the nomination of each of the nine candidates to serve as trustees of the Fund. More specific information about the Proposal is contained in the Proxy Statement, which you should consider carefully.

I am sure that, like most people, you lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls. YOUR VOTE IS IMPORTANT TO US. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND VOTE YOUR SHARES TODAY. THE BOARD HAS UNANIMOUSLY APPROVED THE NOMINATION OF ALL OF THE NOMINEES AND RECOMMENDS A VOTE "FOR" THE PROPOSAL.

While you are, of course, welcome to join us at the Special Meeting, it is not necessary to do so. As a convenience we have created several options by which to vote your shares:

      >> THE INTERNET: Follow the instructions located on your proxy card and make sure it is available at the time you plan to vote.

      >> TOUCH-TONE PHONE: The phone number is located on your proxy card and be sure you have your control number on the card at the time of the call.

      >> BY MAIL: Simply execute your card and enclose it in the postage paid envelope found in this proxy package.

Whether or not you plan to attend the Special Meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed postage-paid envelope so that the maximum number of shares may be voted. Thank you for taking the time to consider this important Proposal and for your investment in the Fund.

         EVERY VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

The Fund has engaged the services of MIS, an ADP company ("MIS"), as the professional proxy solicitation agent, to assist shareholders through the voting process. As the Special Meeting approaches and you have not yet voted, MIS may contact you to remind you to vote your shares in order to be represented at the Special Meeting. If you should have any questions about the Proxy Statement or the execution of your vote, please contact MIS at 1-877-256-6079. They will be happy to assist you.

We appreciate your time and consideration.

Sincerely,

/S/ MICHAEL P. BYRUM
--------------------
Michael P. Byrum
President and Trustee,
Rydex Capital Partners SPhinX Fund


PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                      VERY IMPORTANT NEWS FOR SHAREHOLDERS

We recommend that you read the complete Proxy Statement. For your convenience, we have provided a brief overview of the Proposal to be voted on at the Special Meeting.

QUESTIONS AND ANSWERS

Q. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You are receiving these proxy materials - a booklet that includes the Proxy Statement and a proxy card - because you have the right to vote on this important Proposal concerning your investment in the Fund.

Q. WHO ARE THE NOMINEES FOR ELECTION TO THE BOARD?

A. The nominees are: Corey A. Colehour, Patrick T. McCarville,  Roger J. Somers,
J. Kenneth Dalton, Carl G. Verboncoeur, John O. Demaret, Thomas F. Lydon, Werner
E. Keller, and Michael P. Byrum (the "Nominees"). John O. Demaret, Thomas F. Lydon, Werner E. Keller, and Michael P. Byrum currently compose the Board. Corey
A. Colehour, Patrick T. McCarville, Roger J. Sommers, J. Kenneth Dalton, Carl G. Verboncoeur, Thomas F. Lydon, Werner E. Keller, Michael P. Byrum, and John O. Demaret currently compose the Boards of Trustees of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust. Biographical information about each of the Nominees is included in the attached Proxy Statement.

Q. WHY AM I BEING ASKED TO ELECT ADDITIONAL TRUSTEES?

A. Appointments to the Board generally are made by existing Trustees. However, the Investment Company Act of 1940 provides that trustees may not fill vacancies created by the resignation or an expansion of the Board, unless thereafter at least two-thirds of the trustees have been elected by shareholders. Because five of the Nominees have not previously served on the Board and will compose a majority of the Board, the shareholders are being asked to approve the election of each of the Nominees at the Special Meeting to ensure compliance with the two-thirds requirement.

Q. HOW DO THE TRUSTEES SUGGEST THAT I VOTE?

A. After careful consideration, the Board unanimously recommends that you vote "FOR" the election of the Nominees. Please see "Board Recommendations" for a discussion of the Board's considerations in making their recommendation.

Q. WILL MY VOTE MAKE A DIFFERENCE?

A. Yes. Your vote is needed to ensure that the Proposal can be acted upon. We encourage all shareholders to participate in the governance of the Fund. Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.

Q. I'M A SMALL INVESTOR. WHY SHOULD I BOTHER TO VOTE?

A. Every vote is important. If numerous shareholders just like you fail to vote, the Fund may not receive enough votes to go forward with the Special Meeting. If this happens, the Fund will need to solicit votes again.

Q. HOW DO I PLACE MY VOTE?

A. You may provide the Fund with your vote via mail, by Internet, by telephone, or in person. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods.

Q. WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about this proxy solicitation. Please call MIS, an ADP company, at 1-877-256-6079 between 9:30 A.M. and 9:00 P.M., Eastern Time, Monday through Friday and between 10:00 A.M. and 6:00 P.M., Eastern Time on Saturday.


PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                       RYDEX CAPITAL PARTNERS SPHINX FUND

                         9601 BLACKWELL ROAD, SUITE 500
                            ROCKVILLE, MARYLAND 20850
                             ------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 20, 2005

Notice is hereby given that a Special Meeting of Shareholders of Rydex Capital Partners SPhinX Fund (the "Fund") will be held at the offices of Rydex Capital Partners I, LLC, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, on September 20, 2005 at 4:30 P.M. Eastern Time (the "Special Meeting"). The Special Meeting is being called for the purpose of considering the proposal set forth below and to transact such other business as may be properly brought before the Special Meeting.


-------------------------------------------------------- -----------------------------------------------------------
                DESCRIPTION OF PROPOSAL                                    SHAREHOLDERS SOLICITED
-------------------------------------------------------- -----------------------------------------------------------
To consider and elect nine (9) nominees to serve          All shareholders of record of Rydex Capital Partners
as Trustees of the Fund (the "Proposal")                  SPhinX Fund as of the close of business on July 15, 2005
                                                         ("Shareholders")
-------------------------------------------------------- -----------------------------------------------------------

Shareholders are cordially invited to attend the Special Meeting. However, if you are unable to attend the Special Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the Special Meeting may be held and a maximum number of shares may be voted. You may also vote easily and quickly by telephone or through the Internet as described in the enclosed proxy card. To do so, please follow the instructions included on your enclosed proxy card. Your vote is important no matter how many shares you own. Shareholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Fund, submitting a subsequently dated proxy, or attending and voting at the Special Meeting.

Only shareholders of the Fund at the close of business on July 15, 2005 are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

For a free copy of the Fund's most recent semi-annual report, Shareholders may call 1-888-59-RYDEX (1-888-597-9339) or write to the Fund at 9601 Blackwell Road, Suite 500, Rockville, MD 20850. In addition, the Fund is required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). The SEC maintains a website that contains information about the Fund (www.sec.gov). You can inspect and copy the proxy material, reports and other information at the public reference facilities of the SEC located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You can also obtain copies of these materials from the SEC Office of Freedom of Information and Privacy Act Operations, Operations Center, 6432 General Green Way, Alexandria, VA 22313-2413, at prescribed rates.


                                Order of the Rydex Capital Partners SPhinX Fund Board of Trustees

                                /s/ MICHAEL P. BYRUM
                                --------------------
                                Michael P. Byrum
                                President and Trustee


Dated: August 2, 2005

                       RYDEX CAPITAL PARTNERS SPHINX FUND

                         9601 BLACKWELL ROAD, SUITE 500
                            ROCKVILLE, MARYLAND 20850
                            --------------------------

             PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 20, 2005

This Proxy Statement is furnished by the Board of Trustees of Rydex Capital Partners SPhinX Fund (the "Fund") in connection with the solicitation of proxies for use at the Special Meeting of Shareholders of the Fund to be held on Tuesday, September 20, 2005, at 4:30 P.M., or at any adjournment thereof, at the offices of Rydex Capital Partners I, LLC, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 (the "Special Meeting"). It is expected that the Notice of Special Meeting, this Proxy Statement, and a proxy card will be mailed to Shareholders on or about August 9, 2005.

As of July 15, 2005, the Fund had 2,404,468.375 units of beneficial interest ("shares") issued and outstanding.

UPON REQUEST, THE FUND WILL FURNISH TO ITS SHAREHOLDERS, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR THE FISCAL YEAR ENDED MARCH 31, 2005. THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS MAY BE OBTAINED BY WRITING TO THE FUND C/O RYDEX CAPITAL PARTNERS I, LLC, 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850 OR BY CALLING 1-800-59-RYDEX (1-888-597-9339).

  FOR THE REASONS DISCUSSED BELOW, THE BOARD OF TRUSTEES RECOMMENDS THAT YOU
               VOTE FOR THE ELECTION OF EACH OF THE NOMINEES


                      INTRODUCTION AND GENERAL INFORMATION

I.       GENERAL INFORMATION

As used in this Proxy Statement, the Fund's Board of Trustees is referred to as the "Board," and the term "Trustee" includes each existing trustee of the Fund. A Trustee that is an interested person of the Fund as defined in the 1940 Act is referred to in this Proxy Statement as an "Interested Trustee." A Trustee may be an interested person of the Fund because he or she is affiliated with the Fund's investment adviser, the Fund's principal underwriter or any of their affiliates. A Trustee that is not an interested person of the Fund as defined in the 1940 Act is referred to in this Proxy Statement as an "Independent Trustee."

The Fund is organized as a Delaware statutory trust and, as such, is not required to hold annual meetings of Shareholders. The Fund, however, may hold shareholder meetings from time to time on important matters. Shareholders also have the right to call a meeting to remove a Trustee or to take other action described in the Fund's organizing documents. Also, if at any time, less than a majority of the Trustees holding office has been elected by the Shareholders of the Fund, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing Trustees to the Fund.

The Board has called the Special Meeting in order to permit the Shareholders to consider and vote on the Proposal set forth in the foregoing notice. If you wish to participate in the Special Meeting you may submit the proxy card included with this Proxy Statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet, by telephone or in person. At any time before the Special Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the Fund at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting in person at the Special Meeting.

Should  Shareholders  require additional  information   regarding  the  Proposal
contained in the Proxy Statement, they may contact MIS, an ADP company ("MIS"), at 1-877-256-6079.

In addition to the solicitation of proxies by mail, the Board and officers of the Fund, as well as employees of MIS, may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The Fund will bear the costs of the Shareholders' Special Meeting, proxy materials and any proxy solicitation, which are expected to be approximately $20,000 plus any reasonable expenses incurred throughout the solicitation process.

Shares represented by duly executed proxies will be voted in accordance with the instructions given. All proxy cards solicited that are properly executed and received in time to be voted at the Special Meeting will be voted at the Special Meeting or any adjournment thereof according to the instructions on the proxy card. The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that, unless a proxy ballot instructs them to withhold authority to vote for all Nominees or any individual Nominee, all validly executed proxies will be voted for the election of all of the Nominees. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card.

II.      QUORUM AND MEETING ADJOURNMENTS

Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Special Meeting. The presence of forty percent (40%) of the Fund's shares entitled to vote on a proposal constitutes a quorum. Abstentions or broker non-votes will be counted as present for purposes of determining the presence of a quorum.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting, but sufficient votes to approve the Proposal are not received, or if other matters arise requiring Shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR such Proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST such Proposal, against such an adjournment.

III.     VOTE REQUIRED TO APPROVE PROPOSAL

If a quorum is present at the Special Meeting, the affirmative vote of a plurality of the shares present and entitled to vote at the Special Meeting or represented by proxy will be required to elect a trustee to the Fund's Board.


        PROPOSAL: ELECTION OF MEMBERS TO THE BOARD OF TRUSTEES OF THE FUND

I.       BACKGROUND INFORMATION

The Nominating Committee and the Board have previously considered and unanimously approved the nomination of each of the following candidates to serve as trustees of the Fund: Corey A. Colehour, Patrick T. McCarville, Roger J. Somers, J. Kenneth Dalton, Carl G. Verboncoeur, John O. Demaret, Thomas F. Lydon, Werner E. Keller, and Michael P. Byrum ( each a "Nominee" and collectively, the "Nominees"). You are being asked to approve the election of the Nominees as trustees of the Fund because the Investment Company Act of 1940 (the "1940 Act") requires that at least two-thirds of the trustees comprising a board of trustees be elected by shareholders.

If elected, the Nominees will serve as Trustees for the life of the Fund or until the Trustee resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his successor. Each of the Nominees has consented to be named as such in this Proxy Statement and to serve as Trustee if elected. The Fund knows of no reason why any Nominee would be unable or unwilling to serve if elected.

II.      INFORMATION ABOUT THE NOMINEES

Additional information about each Nominee is provided in the table below. The Rydex Fund Complex includes Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Rydex ETF Trust, and the Fund, each of which is a management investment company registered under the 1940 Act. If elected, each Nominee will oversee a total of 98 funds. The address of each Nominee, unless otherwise indicated, is c/o Rydex Capital Partners I, LLC, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

------------------------------------------------------------------------------------------------------------------------------------
                                                       TERM OF
                                                      OFFICE AND
                                   POSITION(S)        LENGTH OF
   NOMINEE NAME, ADDRESS            HELD WITH            TIME           PRINCIPAL OCCUPATION(S) DURING          OTHER DIRECTORSHIPS
        AND AGE                     THE FUND            SERVED                  PAST 5 YEARS                      HELD BY NOMINEE
------------------------------------------------------------------------------------------------------------------------------------
NOMINEES FOR INTERESTED TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------
Carl G. Verboncoeur (52)           Vice President    No set term;   o President of Rydex Series               o Trustee of
                                                     served since     Funds, Rydex Dynamic Funds, Rydex         Rydex Series Funds,
                                                      March 2003      Variable Trust and Rydex ETF Trust,       Rydex Dynamic Funds,
                                                                      2003 to present;                          Rydex Variable Trust
                                                                    o Vice President of Rydex Series            and Rydex ETF Trust,
                                                                      Funds and Rydex Variable Trust, 1997      2004 to present
                                                                      to 2003;
                                                                    o Vice President of Rydex
                                                                      Dynamic Funds, 2000 to 2003;
                                                                    o Vice President of Rydex ETF
                                                                      Trust, calendar year 2003;
                                                                    o Vice President of Rydex
                                                                      Capital Partners SPhinX Fund, 2003 to
                                                                      present;
                                                                    o Treasurer of Rydex Series
                                                                      Funds and Rydex Variable Trust, 1997
                                                                      to 2003;
                                                                    o Treasurer of Rydex Dynamic
                                                                      Funds, 1999 to 2003;
                                                                    o Treasurer of Rydex ETF Trust,
                                                                      2002 to 2003;
                                                                    o Treasurer of Rydex Capital
                                                                      Partners SPhinX Fund, calendar year
                                                                      2003;
                                                                    o Chief Executive Officer and
                                                                      Treasurer of PADCO Advisors, Inc.,
                                                                      PADCO Advisors II, Inc., Rydex Fund
                                                                      Services, Inc. and Rydex
                                                                      Distributors, Inc., 2003 to present;
                                                                    o Treasurer of Rydex Capital
                                                                      Partners I, LLC, investment adviser,
                                                                      2003 to present;
                                                                    o President of Rydex Fund
------------------------------------------------------------------------------------------------------------------------------------
                                      3




------------------------------------------------------------------------------------------------------------------------------------
                                                       TERM OF
                                                      OFFICE AND
                                   POSITION(S)        LENGTH OF
   NOMINEE NAME, ADDRESS            HELD WITH            TIME           PRINCIPAL OCCUPATION(S) DURING          OTHER DIRECTORSHIPS
        AND AGE                     THE FUND            SERVED                  PAST 5 YEARS                      HELD BY NOMINEE
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Services, Inc. and Rydex
                                                                      Distributors, Inc., 2003 to present;
                                                                    o Director of ICI Mutual
                                                                      Insurance Company, 2005 to present;
                                                                    o Executive Vice President of
                                                                      PADCO Advisors, Inc., PADCO Advisors
                                                                      II, Inc., Rydex Fund Services, Inc.
                                                                      and Rydex Distributors, Inc., 2000 to
                                                                      2003;
                                                                    o Executive Vice President of
                                                                      Rydex Capital Partners I, LLC,
                                                                      investment adviser, 2003 to present;
                                                                    o Vice President of PADCO
                                                                      Advisors, Inc., PADCO Advisors II,
                                                                      Inc., Rydex Fund Services, Inc. and
                                                                      Rydex Distributors, Inc., 1997 to 2000
------------------------------------------------------------------------------------------------------------------------------------
Michael P. Byrum (35)               Trustee and     No set term;    o President and Trustee of Rydex          o Trustee of Rydex
                                     President      served since      Capital Partners SPhinX Fund, 2003 to     Series Funds, Rydex
                                                    March 2003        present;                                  Dynamic Funds, Rydex
                                                                    o Vice President of Rydex Series            Variable Trust, June
                                                                      Funds, 1997 to present                    2005 to present
                                                                    o Vice President of Rydex
                                                                      Variable Trust, 1998 to present;
                                                                    o Vice President of Rydex
                                                                      Dynamic Funds, 1999 to present;
                                                                    o Vice President of Rydex ETF
                                                                      Trust, 2002 to present;
                                                                    o Chief Operating Officer of
                                                                      PADCO Advisors, Inc., 2003 to 2004;
                                                                    o President of PADCO Advisors,
                                                                      Inc. and PADCO Advisors II Inc.,
                                                                      2004 to present;
                                                                    o Senior Portfolio Manager of
                                                                      PADCO Advisors, Inc., 1993 to 2003;
                                                                    o Senior Portfolio Manager of
                                                                      PADCO Advisors II, Inc., 1996 to
                                                                      2003;
                                                                    o Executive Vice President of
                                                                      PADCO Advisors II, Inc. and Rydex
                                                                      Distributors, Inc., 1996 to 2004;
                                                                    o Executive Vice President of
                                                                      PADCO Advisors, Inc., 1993 to 2004;
------------------------------------------------------------------------------------------------------------------------------------
                                      4




------------------------------------------------------------------------------------------------------------------------------------
                                                       TERM OF
                                                      OFFICE AND
                                   POSITION(S)        LENGTH OF
   NOMINEE NAME, ADDRESS            HELD WITH            TIME           PRINCIPAL OCCUPATION(S) DURING          OTHER DIRECTORSHIPS
        AND AGE                     THE FUND            SERVED                  PAST 5 YEARS                      HELD BY NOMINEE
------------------------------------------------------------------------------------------------------------------------------------
                                                                    o President of Rydex Capital Partners
                                                                      I, LLC and Rydex Capital Partners
                                                                      II,   LLC, investment advisers,
                                                                      2003 to present;
                                                                    o Secretary of PADCO Advisors, Inc.,
                                                                      PADCO Advisors II, Inc., Rydex
                                                                      Capital Partners I, LLC, Rydex
                                                                      Capital Partners II, LLC, and Rydex
                                                                      Fund Services, Inc., 2003 to present;
                                                                    o Secretary of Rydex Distributors, Inc.,
                                                                      1996 to 2004
------------------------------------------------------------------------------------------------------------------------------------
NOMINEES FOR INDEPENDENT TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------
Corey A. Colehour (59)                  None             N/A        o Senior Vice President of                o Trustee of Rydex
                                                                      Marketing and Co-Owner of Schield         Series Funds,
                                                                      Management Company, a registered          1993 to present;
                                                                      investment adviser, 1985 to February    o Trustee of Rydex
                                                                      2005;                                     Variable Trust,
                                                                    o President and Owner of Schield            1998 to present;
                                                                      Management Company, a registered        o Trustee of Rydex
                                                                      investment adviser, February 2005 to      Dynamic Funds,
                                                                      present                                   1999 to present;
                                                                                                              o Trustee of Rydex
                                                                                                                ETF Trust, 2003
                                                                                                                to present
------------------------------------------------------------------------------------------------------------------------------------
Patrick T. McCarville (62)              None             N/A        o Founder and Chief Executive             o Trustee of Rydex
                                                                      Officer, Par Industries, Inc., D/B/A      Series Funds,
                                                                      Par Leasing, 1977 to present              1997 to present;
                                                                                                              o Trustee of Rydex
                                                                                                                Variable Trust,
                                                                                                                1998 to present;
                                                                                                              o Trustee of Rydex
                                                                                                                Dynamic Funds,
                                                                                                                1999 to present;
                                                                                                              o Trustee of Rydex
                                                                                                                ETF Trust, 2003
                                                                                                                to present
------------------------------------------------------------------------------------------------------------------------------------
Roger J. Somers (60)                    None             N/A        o President, Arrow Limousine,             o Trustee of Rydex
                                                                      1963 to present                           Series Funds,
                                                                                                                1993 to present;
                                                                                                              o Trustee of Rydex
                                                                                                                Variable Trust,
                                                                                                                1998 to present;
                                                                                                              o Trustee of Rydex
                                                                                                                Dynamic Funds,
                                                                                                                1999 to present;
                                                                                                              o Trustee of Rydex
                                                                                                                Rydex ETF Trust,
                                                                                                                2003 to present
------------------------------------------------------------------------------------------------------------------------------------


                                      5




------------------------------------------------------------------------------------------------------------------------------------
                                                       TERM OF
                                                      OFFICE AND
                                   POSITION(S)        LENGTH OF
   NOMINEE NAME, ADDRESS            HELD WITH            TIME           PRINCIPAL OCCUPATION(S) DURING          OTHER DIRECTORSHIPS
        AND AGE                     THE FUND            SERVED                  PAST 5 YEARS                      HELD BY NOMINEE
------------------------------------------------------------------------------------------------------------------------------------
J. Kenneth Dalton (64)                  None             N/A        o Mortgage Banking Consultant             o Trustee of Rydex
                                                                      and Investor, The Dalton Group, a         Series Funds,
                                                                      real estate company, 1995 to present      1995 to present;
                                                                                                              o Trustee of Rydex
                                                                                                                Variable Trust,
                                                                                                                1998 to present;
                                                                                                              o Trustee of Rydex
                                                                                                                Dynamic Funds,
                                                                                                                1999 to present;
                                                                                                              o Trustee of Rydex
                                                                                                                ETF Trust, 2003
                                                                                                                to present
------------------------------------------------------------------------------------------------------------------------------------
John O. Demaret (65)                  Trustee        No set term;   o Retired, 1996 to present;               o Trustee of Rydex
                                                     served since   o Founder and Chief Executive               Series Funds,
                                                      March 2003      Officer, Health Cost Controls             1997 to present;
                                                                      America, 1987 to 1996                   o Trustee of Rydex
                                                                                                                Dynamic Funds,
                                                                                                                1999 to present;
                                                                                                              o Trustee of Rydex
                                                                                                                Variable Trust,
                                                                                                                1998 to present;
                                                                                                              o Trustee of Rydex
                                                                                                                ETF Trust, 2003
                                                                                                                to present
------------------------------------------------------------------------------------------------------------------------------------
Thomas F. Lydon Jr. (45)              Trustee        No set term;   o President of Global Trends              o Trustee of Rydex
                                                     served since     Investments, a registered investment      Series Funds, Rydex
                                                      March 2003      adviser, 1996 to present                  Dynamic Funds, Rydex
                                                                                                                Variable Trust and
                                                                                                                Rydex ETF Trust,
                                                                                                                June 2005 to present
                                                                                                              o Director of U.S.
                                                                                                                Global Investors,
                                                                                                                Inc. (GROW), 1997 to
                                                                                                                present;
                                                                                                              o Chairman of Make-A-
                                                                                                                Wish Foundation,
                                                                                                                1999 to present
------------------------------------------------------------------------------------------------------------------------------------
Werner E. Keller (65)                 Trustee        No set term;   o President of Keller Partners,           o Trustee of Rydex
                                                     served since     LLC, a registered investment adviser,     Series Funds, Rydex
                                                      March 2003      2005 to present;                          Dynamic Funds, Rydex
                                                                    o Retired, 2001 to 2005;                    Variable Trust and
                                                                    o President and Chairman,                   Rydex ETF Trust,
                                                                      Centurion Capital Management, a           June 2005 to present
                                                                      registered investment adviser, 1991
                                                                      to 2001
------------------------------------------------------------------------------------------------------------------------------------

* NOMINEES WHO ARE NOT DEEMED TO BE "INTERESTED PERSONS" OF THE FUND AS DEFINED IN THE 1940 ACT ARE REFERRED TO AS "INDEPENDENT TRUSTEES." TRUSTEES WHO ARE DEEMED TO BE "INTERESTED PERSONS" OF THE FUND ARE REFERRED TO AS "INTERESTED TRUSTEES." MESSRS. VERBONCOEUR AND BYRUM ARE DEEMED INTERESTED NOMINEES BECAUSE OF THEIR AFFILIATION WITH THE FUND'S INVESTMENT ADVISER, RYDEX CAPITAL PARTNERS I, LLC (THE "ADVISER").

OWNERSHIP OF FUND SECURITIES

The table below shows the dollar range of equity securities beneficially owned by each Nominee as of March 31, 2005. As of this date, the Nominees, as a group, beneficially owned less than 1% of the total outstanding shares of the Fund.

------------------------------------ -------------------------------------------------------- --------------------------------------
                                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                                   SECURITIES IN ALL PORTFOLIOS
          NAME OF NOMINEE             DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND            OVERSEEN, OR TO BE OVERSEEN, BY
                                                                                                     NOMINEE IN FUND COMPLEX*
------------------------------------ -------------------------------------------------------- --------------------------------------
Corey A. Colehour                                             None                                          over $100,000
------------------------------------ -------------------------------------------------------- --------------------------------------
Patrick T. McCarville                                         None                                       $50,001 - $100,000
------------------------------------ -------------------------------------------------------- --------------------------------------
Roger J. Somers                                               None                                          over $100,000
------------------------------------ -------------------------------------------------------- --------------------------------------
J. Kenneth Dalton                                             None                                        $10,001 - $50,000
------------------------------------ -------------------------------------------------------- --------------------------------------
Carl G. Verboncoeur                                           None                                          over $100,000
------------------------------------ -------------------------------------------------------- --------------------------------------
Michael P. Byrum                                        $10,001 - $50,000                                   over $100,000
------------------------------------ -------------------------------------------------------- --------------------------------------
John O. Demaret                                               None                                          over $100,000
------------------------------------ -------------------------------------------------------- --------------------------------------
Thomas F. Lydon                                               None                                          $1 - $10,000
------------------------------------ -------------------------------------------------------- --------------------------------------
Werner E. Keller                                              None                                          over $100,000
------------------------------------ -------------------------------------------------------- --------------------------------------

* THE "FUND COMPLEX" CONSISTS OF RYDEX SERIES FUNDS, RYDEX DYNAMIC FUNDS, RYDEX VARIABLE TRUST, RYDEX ETF TRUST AND RYDEX CAPITAL PARTNERS SPHINX FUND.

III. INFORMATION ABOUT THE TRUSTEES AND OFFICERS OF THE FUND

TRUSTEES

The Fund's Board  currently  consists of four Trustees:  John O. Demaret, Werner
E. Keller, Thomas F. Lydon, and Michael P. Byrum. Each Trustee is also a Nominee. On June 27, 2005, the Trustees were nominated and approved to serve as Trustees on each of the Boards of Trustees of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust. Biographical information about the Trustees is provided in the table above.

EXECUTIVE OFFICERS OF THE FUND

Information about the Fund's current principal executive officers is set forth below.

------------------------------------ ---------------- --------------------- --------------------------------------------------------
                                         POSITION         TERM OF OFFICE
                                         WITH THE          AND LENGTH OF
        NAME AND AGE                     THE FUND           TIME SERVED         PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
------------------------------------ ---------------- --------------------- --------------------------------------------------------
Michael P. Byrum (35)                  Trustee and    No set term; served   o Trustee of Rydex Series Funds, Rydex Dynamic
                                        President       since March 2003      Funds, Rydex Variable Trust and Rydex ETF Trust, June
                                                                              2005 to present;
                                                                            o President and Trustee of Rydex Capital Partners
                                                                              SPhinX Fund, 2003 to present;
                                                                            o Vice President of Rydex Series Funds, 1997 to
                                                                              present;
                                                                            o Vice President of Rydex Variable Trust, 1998 to
                                                                              present;
                                                                            o Vice President of Rydex Dynamic Funds, 1999 to
                                                                              present;
------------------------------------ ---------------- --------------------- --------------------------------------------------------


                                      7





------------------------------------ ---------------- --------------------- --------------------------------------------------------
                                         POSITION         TERM OF OFFICE
                                         WITH THE          AND LENGTH OF
        NAME AND AGE                     THE FUND           TIME SERVED         PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
------------------------------------ ---------------- --------------------- --------------------------------------------------------
                                                                            o Vice President of Rydex ETF Trust, 2002 to
                                                                              present;
                                                                            o Chief Operating Officer of PADCO Advisors, Inc.,
                                                                              2003 to 2004;
                                                                            o President of PADCO Advisors, Inc. and PADCO
                                                                              Advisors II Inc., 2004 to present;
                                                                            o Executive Vice President of PADCO Advisors, Inc.,
                                                                              1993 to 2004;
                                                                            o Senior Portfolio Manager of PADCO Advisors, Inc.,
                                                                              1993 to 2003;
                                                                            o Executive Vice President of PADCO Advisors II,
                                                                              Inc. and Rydex Distributors, Inc., 1996 to 2004;
                                                                            o Senior Portfolio Manager of PADCO Advisors II,
                                                                              Inc., 1996 to 2003;
                                                                            o President of Rydex Capital Partners I, LLC. and
                                                                              Rydex Capital Partners II, LLC, investment advisers,
                                                                              2003 to present;
                                                                            o Secretary of PADCO Advisors, Inc., PADCO Advisors
                                                                              II, Inc., Rydex Capital Partners I, LLC, Rydex Capital
                                                                              Partners II, LLC, and Rydex Fund Services, Inc., 2003
                                                                              to present;
                                                                            o Secretary of Rydex Distributors, Inc., 1996 to
                                                                              2004
------------------------------------ ---------------- --------------------- --------------------------------------------------------
Carl G. Verboncoeur (52)             Vice President   No set term; served   o Trustee of Rydex Series Funds, Rydex Dynamic
                                                        since March 2003      Funds, Rydex Variable Trust and Rydex ETF Trust, 2004
                                                                              to present;
                                                                            o President of Rydex Series Funds, Rydex Dynamic
                                                                              Funds, Rydex Variable Trust and Rydex ETF Trust, 2003
                                                                              to present;
                                                                            o Vice President of Rydex Series Funds and Rydex
                                                                              Variable Trust, 1997 to 2003;
                                                                            o Vice President of Rydex Dynamic Funds, 2000 to
                                                                              2003;
                                                                            o Vice President of Rydex ETF Trust, calendar year
                                                                              2003;
                                                                            o Vice President of Rydex Capital Partners SPhinX
                                                                              Fund, 2003 to present;
                                                                            o Treasurer of Rydex Series Funds and Rydex
                                                                              Variable Trust, 1997 to 2003;
                                                                            o Treasurer of Rydex Dynamic Funds, 1999 to 2003;
                                                                            o Treasurer of Rydex ETF Trust, 2002 to 2003;
                                                                            o Treasurer of Rydex Capital Partners SPhinX Fund,
                                                                              calendar year 2003;
                                                                            o Chief Executive Officer and Treasurer of PADCO
                                                                              Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund
                                                                              Services, Inc. and Rydex Distributors, Inc., 2003 to
                                                                              present;
                                                                            o Chief Executive Officer of Rydex Capital Partners
                                                                              I, LLC, investment adviser, 2004 to present;
                                                                            o Treasurer of Rydex Capital Partners I, LLC,
                                                                              investment adviser, 2003 to present;
------------------------------------ ---------------- --------------------- --------------------------------------------------------


                                      8




------------------------------------ ---------------- --------------------- --------------------------------------------------------
                                         POSITION         TERM OF OFFICE
                                         WITH THE          AND LENGTH OF
        NAME AND AGE                     THE FUND           TIME SERVED         PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
------------------------------------ ---------------- --------------------- --------------------------------------------------------
                                                                            o President of Rydex Fund Services, Inc. and Rydex
                                                                              Distributors, Inc., 2003 to present;
                                                                            o Director of ICI Mutual Insurance Company, 2005 to
                                                                              present;
                                                                            o Executive Vice President of PADCO Advisors, Inc.,
                                                                              PADCO Advisors II, Inc., Rydex Fund Services, Inc. and
                                                                              Rydex Distributors, Inc., 2000 to 2003;
                                                                            o Executive Vice President of Rydex Capital
                                                                              Partners I, LLC, investment adviser, 2003 to present;
                                                                            o Vice President of PADCO Advisors, Inc., PADCO
                                                                              Advisors II, Inc., Rydex Fund Services, Inc. and Rydex
                                                                              Distributors, Inc., 1997 to 2000
------------------------------------ ---------------- --------------------- --------------------------------------------------------
Nick Bonos (42)                       Treasurer and   No set term; served   o Vice President and Treasurer of Rydex Series
                                        Principal     since December 2003     Funds, Rydex Dynamic Funds, Rydex Variable Trust and
                                        Financial                             Rydex ETF Trust, 2003 to present;
                                         Officer                            o Treasurer and Principal Financial Officer of
                                                                              Rydex Capital Partners SPhinX Fund, 2003 to present;
                                                                            o Senior Vice President of Rydex Fund Services,
                                                                              Inc., 2003 to present;
                                                                            o Vice President of Accounting of Rydex Fund
                                                                              Services, Inc., 2000 to 2003;
                                                                            o Vice President of Mutual Fund Services, State
                                                                              Street Corp., 1997 to 1999
------------------------------------ ---------------- --------------------- --------------------------------------------------------
Joanna M. Haigney (38)                  Secretary     No set term; served   o Chief  Compliance  Officer of Rydex Series  Funds,
                                                      since November 2003     Rydex Dynamic  Funds,  Rydex  Variable  Trust,  Rydex
                                                                              ETF Trust and Rydex  Capital  Partners  SPhinX Fund,
                                                                              2004 to present;
                                                                            o Secretary of Rydex Series Funds, Rydex Dynamic
                                                                              Funds and Rydex Variable Trust, 2000 to present;
                                                                            o Secretary of Rydex ETF Trust, 2002 to present;
                                                                              Secretary of Rydex Capital Partners SPhinX Fund,
                                                                              2003 to present;
                                                                            o Vice  President of Compliance  of PADCO  Advisors,
                                                                              Inc. and PADCO Advisors II, Inc., 2000 to present;
                                                                            o Vice President Fund  Administration,  Chase Global
                                                                              Funds  Services Co., a division of Chase  Manhattan
                                                                              Bank NA, 1994 to 1999
------------------------------------ ---------------- --------------------- --------------------------------------------------------


COMPENSATION OF TRUSTEES AND OFFICERS

The officers of the Fund do not receive any direct  compensation  from the Fund.
Each Trustee who is not an officer, employee or director of the Fund's investment adviser or its affiliates receives an aggregate annual fee plus a fee per meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with attendance at Board and committee meetings) from the Fund. The aggregate compensation payable by the Fund to each of the Trustees serving during the most recently completed fiscal year as of March 31, 2005 is set forth in the table below.


------------------------------- ----------------------- ----------------------- ---------------------- -----------------------
                                                             PENSION OR                                        TOTAL
                                                             RETIREMENT                                     COMPENSATION
                                      AGGREGATE                BENEFITS           ESTIMATED ANNUAL       FROM FUND AND FUND
                                COMPENSATION FROM THE      ACCRUED AS PART          BENEFITS UPON         COMPLEX PAID TO
       NAME OF TRUSTEE                   FUND              OF FUND EXPENSES          RETIREMENT               TRUSTEE*
------------------------------- ----------------------- ----------------------- ---------------------- -----------------------
Michael P. Byrum**                        $0                     N/A                     N/A                     $0
------------------------------- ----------------------- ----------------------- ---------------------- -----------------------
Thomas F. Lydon                         $7,000                   N/A                     N/A                   $7,000
------------------------------- ----------------------- ----------------------- ---------------------- -----------------------
Werner E. Keller                        $7,000                   N/A                     N/A                    $7,000
------------------------------- ----------------------- ----------------------- ---------------------- -----------------------
John O. Demaret***                      $6,500                   N/A                     N/A                  $92,500
------------------------------- ----------------------- ----------------------- ---------------------- -----------------------

* THE "FUND COMPLEX" CONSISTS OF RYDEX SERIES FUNDS, RYDEX DYNAMIC FUNDS, RYDEX VARIABLE TRUST, RYDEX ETF TRUST AND RYDEX CAPITAL PARTNERS SPHINX FUND.
** AS AN OFFICER OF THE ADVISER, MR. BYRUM DOES NOT RECEIVE COMPENSATION FROM THE FUND.
*** MR. DEMARET IS ALSO A TRUSTEE OF THE RYDEX SERIES FUNDS, RYDEX DYNAMIC FUNDS, RYDEX VARIABLE TRUST AND RYDEX ETF TRUST.

MEETINGS AND COMMITTEES OF THE BOARD OF TRUSTEES

MEETINGS. The Board held four regular meetings during the Fund's most recent fiscal year ended March 31, 2005. In addition, the Board held two special meetings during the Fund's most recent fiscal year.

AUDIT COMMITTEE. The Board has a standing Audit Committee that operates pursuant to a written charter approved by the Board. The Audit Committee currently consists of each of the Independent Trustees: Messrs. Demaret, Keller, and Lydon. The principal functions of the Fund's Audit Committee are: (i) to recommend to the Board the appointment of the Fund's independent auditors, (ii) to meet separately with the independent auditors (and counsel to the Independent Trustees of the Fund) and review the scope and anticipated costs of the audit and (iii) to receive and consider a report from the independent auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. The Audit Committee met three times during the most recently completed fiscal year.

VALUATION COMMITTEE. The Board has a standing Valuation Committee currently consisting of Messrs. Demaret, Keller, and Lydon. The principal function of the Valuation Committee is to oversee the Fund's Pricing Procedures including, but not limited to, the review and approval of fair value pricing determinations made by Rydex. The Valuation Committee did not meet during the most recently completed fiscal year.

NOMINATING COMMITTEE. The Board has a standing Nominating Committee (the "Committee") currently consisting of Messrs. Demaret, Keller, and Lydon, each an Independent Trustee. The principal function of the Committee is to consider, recommend and nominate candidates to fill vacancies on the Fund's Board, if any. The Committee will consider Shareholder recommendations for nominations to the Board, if such recommendations are submitted in a timely fashion in writing and addressed to the Committee c/o Rydex Capital Partners I, LLC, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. The Committee has not adopted procedures for considering candidates for the Board, including any recommended by Shareholders, but may do so in the future.

The Committee shall evaluate candidates' qualifications for Board membership and shall determine whether they are "interested persons" of the Fund in terms of both the letter and spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, E.G., business, financial or family relationships with investment advisers, principal underwriters or other service providers. The Committee has not adopted specific, minimum qualifications.

The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the SEC regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

While the Committee did not meet formally during the most recently completed fiscal year, the members of the Committee discussed the nominations of the candidates at length during informal meetings and telephonically. The Committee nominated each candidate.

IV.      BOARD CONSIDERATIONS IN NOMINATING AND APPROVING THE ELECTION OF THE
         NOMINEES

The Committee and the Board previously considered and unanimously approved the nominations of each of the nine candidates to serve as trustees of the Fund. In determining whether it was appropriate to recommend approval by Shareholders, the Board reviewed information that it believed appropriate to reach its decision. The Board recommends that Shareholders vote for the Nominees on the basis of the following considerations, among others:

o  Each  of  the  Nominees  has  had  a  distinguished   career  and  has  the
   professional experience and the background necessary to make valuable contributions to the Board.

o John O. Demaret, Thomas F. Lydon, Werner E. Keller, and Michael P. Byrum currently serve as Trustees of the Fund and the Board noted that each Trustee has the background, experience and working knowledge of the Fund and has, during his current tenure as Trustee, brought, and expect to continue to bring, a wide range of expertise to the Board and the oversight of the Fund.

o Each of the Nominees currently serves as Trustee on each of the Boards of Trustees of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust. As a result, the Board noted that each Nominee also has experience and working knowledge of the other trusts in the Fund Complex and thus, can bring their related experiences to bear on their oversight of the Fund.

o The composition of the Board and the contemplated role of the Independent Trustees on the Board, if elected as proposed, would satisfy recently adopted SEC requirements.

Each of the Nominees has indicated his willingness to serve as Trustee if elected. The Board knows of no reason why the Nominees would be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substituted Nominee as the Board may recommend.

V.       BOARD RECOMMENDATION

The Board recommends that you vote FOR all Nominees. In reaching its decision to recommend election of the Nominees, the Board did not identify any single factor as being of paramount importance. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board voted to nominate the Nominees and recommend election of the Nominees by the Shareholders of the Fund.

                             ADDITIONAL INFORMATION
I.       INVESTMENT ADVISER

Rydex Capital Partners I, LLC (the "Adviser"), located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as the Fund's investment adviser.

II.      OTHER SERVICE PROVIDERS

DISTRIBUTOR

Rydex Distributors, Inc. (the "Distributor"), located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as the Fund's distributor.

ADMINISTRATOR

The Adviser, located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as the Fund's administrator. The Adviser has retained Citigroup Fund Services, LLC (the "Sub-Administrator"), located at Two Portland Square, Portland, Maine 04101, to provide certain administrative services to the Fund.

III.     INDEPENDENT PUBLIC ACCOUNTANTS

PricewaterhouseCoopers LLP ("PWC"), located at Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm of the Fund.

PWC has informed the Fund that it has no material direct or indirect financial interest in the Fund. Representatives of PWC are not expected to be present at the Special Meeting, but will be available by telephone should questions arise.

AUDIT FEES

Audit fees include amounts related to the audit of the Fund's annual financial statements and services normally provided by PWC in connection with the Fund's statutory and regulatory filings. During the fiscal years ended March 31, 2004 and March 31, 2005, Rydex Capital Partners SPhinX Fund was billed $85,028 and $110,000, respectively, in audit fees.

AUDIT-RELATED FEES

There were no audit-related fees billed to the Fund during the fiscal years ended March 31, 2004 and March 31, 2005 for assurance and related services rendered by PWC that were reasonably related to the performance of the audit of the Fund's financial statements and which are not reported under "Audit Fees" above.

TAX FEES

There were no tax fees billed for the Fund's two most recently completed fiscal years for professional services rendered by PWC to the Fund for tax compliance, tax advice, or tax planning.

ALL OTHER FEES

There were no other fees billed for the Fund's two most recently completed fiscal years for products and services, provided to the Fund by PWC, or services provided to the Adviser, other than services reported above.

NON-AUDIT FEES

There were no aggregate non-audit fees billed by PWC for services rendered to the Fund for the two most recently completed fiscal years. During the fiscal years ended March 31, 2004 and March 31, 2005, the aggregate non-audit fees billed by PWC for services rendered to the Adviser were $16,000 and $18,000, respectively.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The  Fund's  Audit  Committee   Charter  provides  a  framework  for  the  Audit
Committee's consideration of audit and non-audit services by the Fund's independent public accountants. Pursuant to the Fund's Audit Committee Charter, the Audit Committee is responsible for (1) pre-approving all audit and non-audit services rendered to the Fund and (2) all non-audit services that the Fund's independent auditors provide to the Fund's Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides services to the Fund. Non-audit services that are deemed "de minimus" as that term is defined in the Securities Exchange Act of 1934, as amended, do not require pre-approval.

BOARD CONSIDERATION OF NON-AUDIT SERVICES

The Fund's Audit Committee has reviewed and considered whether the provision of non-audit services that were rendered to the Fund's Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining PWC's independence.

IV.      EXPENSES

The expenses of the Special Meeting will be borne by the Fund. The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Fund.

V.       BENEFICIAL OWNERSHIP INFORMATION

As of July 15, 2005, there were no record owners or, to the knowledge of the Fund, beneficial owners of 5% or more of the outstanding shares of the Fund.

VI.      SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund's and the Fund's officers, Trustees, Adviser, affiliates of the investment adviser ("Fund Insiders"), and persons who beneficially own more than 10% of the Fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the Fund's securities and changes in such ownership with the SEC, the New York Stock Exchange, the American Stock Exchange and the Chicago Board Options Exchange.

The Fund believes that during the calendar year ended December 31, 2004, there were no Reporting Persons that were required to comply with the applicable filing requirements.

VII.     SHAREHOLDERS SHARING THE SAME ADDRESS

If two or more Shareholders share the same address, only one copy of this Proxy Statement is being delivered to that address, unless the Fund has received contrary instructions from one or more of the Shareholders at that shared address. Upon written or oral request, the Fund will deliver promptly a separate copy of this Proxy Statement to a Shareholder at a shared address. Please note that each Shareholder will receive a separate proxy card, regardless of whether he or she resides at a shared address. Please call 1-888-59-RYDEX (1-888-597-9339) or forward a written request to the Fund c/o Rydex Capital Partners I, LLC, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 if you would like to (1) receive a separate copy of this Proxy Statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

VIII.    SUBMISSION OF SHAREHOLDER PROPOSALS

The Fund is organized as a statutory trust under the laws of Delaware. As such, the Fund is not required to, and does not, have annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Fund. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Fund for inclusion in a future proxy statement. The Board will give consideration to shareholder suggestions as to nominees for the Board. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

IX.      VOTING AND OTHER MATTERS

Abstentions and broker non-votes will not be counted for or against the Proposal, but will be counted for purposes of determining whether a quorum is present. The Fund believes that brokers who hold shares as record owners for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to the Proposal when they have not received instructions from beneficial owners.

No business other than the matter described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Fund.

X.       COMMUNICATIONS WITH THE BOARD

Shareholders wishing to submit written communications to the Board should send their communications c/o Rydex Capital Partners I, LLC, 9601 Blackwell Road, Suite 500, Rockville, Maryland. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

                              By Order of the Rydex Capital Partners SPhinX Fund Board of Trustees

                              /S/ MICHAEL P. BYRUM
                              --------------------
                              Michael P. Byrum
                              President and Trustee


Dated: August 2, 2005

                                                                       EXHIBIT A

                       RYDEX CAPITAL PARTNERS SPHINX FUND

                          NOMINATING COMMITTEE CHARTER


THE COMMITTEE

The Nominating Committee (the "Committee") of the Rydex Capital Partners SPhinX Fund (the "Trust") shall be composed of all of the Trustees who are not "interested persons" of the Trust ("Independent Trustees") as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

BOARD NOMINATIONS AND FUNCTIONS.

     1. The Committee shall select and nominate all persons to serve as Independent Trustees, including those to be elected by the Shareholders or appointed by the Board to fill vacancies. For this purpose, the Committee shall canvas, recruit, interview and solicit candidates to serve as Independent Trustees. The Committee shall evaluate candidates' qualifications for Board membership and shall determine whether they satisfy the requirement of not being "interested persons" of the Trusts in terms of both the letter and spirit of the 1940 Act. This requires the Committee to find such candidates to be independent from the investment advisers, principal underwriters and other principal service providers for the Trust. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, E.G., business, financial or family relationships with investment advisers, principal underwriters or other service providers.

     2.  The  Committee also shall evaluate  the  qualifications   of  and  make
recommendations for "interested" Trustee candidates to the Board.

     3. The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

     4. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in a timely fashion in writing and addressed to the Committee at the Trust's offices. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.


COMMITTEE NOMINATIONS AND FUNCTIONS.

     1. The Committee has the authority to make recommendations to the full Board for nomination for membership on any committees of the Board.

     2. The Committee has the authority to make recommendations to the full Board for any policy for retirement from Board membership.


OTHER POWERS AND RESPONSIBILITIES.

1. The Committee shall meet at least once each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel to the Independent Trustees, Fund counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

     2. The Committee shall have the resources and authority appropriate to discharge its responsibilities.

     3. The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

     4. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Trust's by-laws. In the event of any inconsistency between this Charter and a Trust's organizational documents, the provisions of the Trust's organizational documents shall govern.

     5. The Committee shall review this Charter as appropriate and recommend any changes to the full Board.

     6. The initial Chairman of the Committee shall be Mr. Werner E. Keller. Thereafter, the Committee shall, as it deems necessary and appropriate elect one of its members to serve as Chairman, who shall serve until another Chairman is elected.


Adopted: August 30, 2004

                       RYDEX CAPITAL PARTNERS SPHINX FUND

                         9601 BLACKWELL ROAD, SUITE 500
                            ROCKVILLE, MARYLAND 20850
                           --------------------------

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
                       THE SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 20, 2005

The undersigned, hereby appoints Michael Byrum and Joanna Haigney as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Rydex Capital Partners SPhinX Fund (the "Fund"), to be held at the offices of Rydex Capital Partners I, LLC, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 on September 20, 2005, at 4:30 P.M., and any adjournments or postponements of the Special Meeting (the "Special Meeting") all shares of beneficial interest of the Fund that the undersigned would be entitled to vote if personally present at the Special Meeting ("Shares") on the proposal set forth below, and in accordance with their own discretion, any other matters properly brought before the Special Meeting.

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE "FOR" THE FOLLOWING
PROPOSAL:

To consider and elect nine (9) nominees to serve as Trustees of the Fund until their resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as Shareholder approval is obtained (the "Proposal").


          a.   Corey A. Colehour:        ____For  ____Against       ____Abstain

          b.   Roger J. Somers:          ____For  ____Against       ____Abstain

          c.   Patrick T. McCarville:    ____For  ____Against       ____Abstain

          d.   J. Kenneth Dalton:        ____For  ____Against       ____Abstain

          e.   Carl G. Verboncoeur:      ____For  ____Against       ____Abstain

          f.   Thomas F. Lydon:          ____For  ____Against       ____Abstain

          g.   Werner E. Keller:         ____For  ____Against       ____Abstain

          h.   John O. Demaret:          ____For  ____Against       ____Abstain

          i.   Michael P. Byrum:         ____For  ____Against       ____Abstain

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the Proxy Statement. Your signature(s) on this proxy should be exactly as your name(s) appear on this proxy. If the shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:                 , 2005
      -----------------
                                                --------------------------------
                                                Signature of Shareholder

                                                --------------------------------
                                                Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND THE SPECIAL MEETING.